                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K


            Current Report Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


Date of Report    OCTOBER 20, 1995
                  ----------------

                             FIRSTMISS GOLD INC.
                             -------------------
              (Exact Name of Registrant as Specified in Charter)


    NEVADA                         0-16484                       64-0748908
--------------------------------------------------------------------------------
(State or Other                  (Commission                  (I.R.S. Emplopyer
Jurisdiction of                  File Number)                Identification No.)
Incorporation)


5460 S. QUEBEC STREET, SUITE 240
ENGLEWOOD, COLORADO                                        80111
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                (Zip Code)

Registrant's telephone number, including area code      (303) 771-9000
                                                        --------------

N/A
--------------------------------------------------------------------------------
(Former Name, if Changed Since Last Report)

Item 1(a).   Changes in Control of Registrant

             Prior to October 20, 1995, First Mississippi Corporation ("FMC") owned 14,750,000 shares of the common stock of FirstMiss Gold Inc. (the "Company"), which was approximately 81% of the Company's outstanding common stock. On October 20, 1995, FMC distributed its shares of the Company's stock to FMC shareholders in a tax-free spin-off. Each FMC shareholder received
0.70846 shares of the Company's common stock for each share of FMC stock owned as of the October 10, 1995 record date.

                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             FIRSTMISS GOLD INC.


                                        Registrant



Date: November 2, 1995                  By: /s/ Donald S. Robson
      ----------------                      -----------------------------------
                                            Donald S. Robson, Chief
                                            Financial Officer